
RUSH
TRUCK CENTERS
CNG | LNG
SCHOOL BUS

RUSH ENTERPRISES

April 26, 2016

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Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,400 dedicated employees
- $5.0 billion in revenue in 2015
- 37,702 trucks sold in 2015
- 5.2-6.7% U.S. Class 4-8 market share in 2015
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH ENTERPRISES

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Commercial Vehicle Market

- Market supply and demand negatively impacting used truck values
- Declining sales/service to the energy sector and related geographic regions
- Overcapacity due to near record truck sales in 2015
- Choppy freight environment
- Automotive strong; commercial and residential construction continues to improve
- Vocational markets drive need for aftermarket solutions (construction, refuse)
- Alternative fuel vehicles present long-term growth opportunity
- Credit available; energy and used trucks under microscope





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US Retail Truck Sales


Class 8
Class 4-7
Units ($000s)
350
300
250
200
150
100
50

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016E
Class 8	290	157	139	97	110	174	199	188	224	253	207
Class 4-7	277	239	173	111	118	146	164	180	200	218	221

Source: ACT Research

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- More than 100 locations in 21 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 5 million square feet of premium facilities







Peterbilt Division



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Navistar Division



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Rush Truck Centers Network



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Solutions Network

- More than 100 Rush Truck Centers locations support all Rush businesses
- Capabilities for all makes and models
- Aftermarket parts
  - More than $200 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,298 service bays; 2,410 technicians; 29 collision centers
  - Complete range of maintenance solutions
  - 286 mobile service units; 145 technicians in customer shops
  - RushCare service and technology solutions
  - CNG/LNG service capabilities







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Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- Rush sales – more than 4,200 units since 2005
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 26 dedicated CNG locations
  - Natural gas service included in all new facility construction and expansion
  - Mobile service
  - 165 certified technicians
- Natural gas fuel system installation


CNG | LNG

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Momentum Fuel Technologies

- Production began in 2015
- Innovative design and manufacturing capabilities
- Advanced safety features
- Installation expertise
- Nationwide service network
- Two configurations with more in development



U.S. CLASS 8 NATURAL GAS ADOPTION RATES



% US Class 8 Sales
Units (000)
60
50
40
30
20
10
0
2012
2013
2014
2015
2016
2017
2018
2019
2020

2012	2013	2014	2015	2016	2017	2018	2019	2020
2%	3%	4%	3%	4%	4%	5%	6%	7%

Source: ACT Research

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in down cycle due to efficient expense management
- Entered up cycle at 106
- 116% overall in 2015


ABSORPTION RATIO*
120
100
80
92
95
100
105
105
106
96
106
114
116
114
118
116
3
4
5
6
7
8
9
10
11
12
13
14
15

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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Quality of Earnings


100
80
60
40
20
0
7.9%
- 2.7%
36.9%
52.5%
Peak
6.0%
- 2.9%
20.1%
71.0%
Trough
4.7%
- 2.9%
28.3%
64.1%
2006
2009
2015

Class 8 Units	290,000	97,000	253,000

2015 GP Margin Truck Sales 6.6% | Parts/Service 36.4% | Rental and Leasing 11.5%

Parts and Service · Truck Sales · Other · Leasing and Rental

Rush Annual Truck Sales



40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
9,052
5,469
1,019
4,649
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
16,874
11,241
1,665
7,922
12,000
11,500
1,900
8,000
36%
34%
6%
24%
2011
2012
2013
2014
2015
2016E
Used
Light–duty
Medium–duty
Class 8

Commercial Vehicle Franchises

- Peterbilt, Class 6-8 – 51 locations, 11 states
- International, Class 5-8 – 46 locations, 9 states
- Ford, Class 3-7 – 6 locations, 6 states
- Hino, Class 5-7 – 30 locations, 11 states
- Isuzu, Class 4-5 – 31 locations, 10 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- Blue Bird – 19 locations, 1 state
- Collins – 24 locations, 1 state
- Elkhart – 17 locations, 1 state
- IC Bus – 31 locations, 7 states
- Jerr-Dan – 34 locations, 6 states
- Idealease – 31 locations, 8 states
- PacLease – 40 locations, 10 states

Rush Class 8 Customers

Rush 2015 US Class 8 market share – 6.7%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
LARGE
FLEETS
30-35%
OWNER-
OPERATOR
10-15%
MID-SIZE
FLEETS
15-20%

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Rush Class 4-7 Customers

Rush 2015 US Class 4-7 market share – 5.2%

- Vocational and specialty markets
- Ready-to-roll inventory
- National fleet accounts
- Market tied closely to the general economy


PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%

bright house NETWORKS JERR-DAN MASCO

PROBuild PODS Portable On Demand Storage Pierce

CANTEEN McCOY'S BUILDING SUPPLY

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 71 locations including 10 captive shops
- 7,889 units in truck fleet; 1,376 units under contract maintenance
- Growing need by customers for outsourced maintenance








LEASING AND RENTAL REVENUE
$ millions
$225
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$83
$100
$130
$178
$200
$216
2011
2012
2013
2014
2015
2016E

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Strategic Growth Initiatives

- 2020 financial goals
  - $7 billion in annual revenue
  - 4% pretax profit margin
- Growth goals and opportunities
  - Increase same store US parts market share from 4% to 6%
  - Expand vehicle technology and customer service solutions
  - Increase CNG fuel systems market share to 30% with Momentum Fuel Technologies
  - Increase US Class 8 market share to 8%
  - Increase US Class 4-7 market share to 7%
  - Continue evaluating acquisition and expansion opportunities
- Capital deployment
  - Enhanced investment discipline
  - Consistent shareholder return program



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Company at a Glance

Rush Truck Centers
Rush Bus Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Truck Leasing
Rush Truck Financing
Rush Truck Insurance Services
Rig Tough Truck Parts
Rig Tough Used Trucks
Momentum Fuel Technologies
Custom Vehicle Solutions
Perfection Truck Parts and Equipment
Chrome Country
World Wide Tires



IDEALEASE
CHROME COUNTRY

Historical Results

$ in millions, except per share amounts	2012	2013	2014	2015	3 months ended 3/31/2015	3 months ended 3/31/2016
Revenue	$3,090.6	$3,384.7	$4,727.4	$4,979.7	$1,193.5	$1,070.8
Gross Profit	$500.8	$572.0	$756.0	$784.9	$193.6	$183.3
Gross Profit Margin	16.2%	16.9%	16.0%	15.8%	16.2%	17.1%
Adjusted EBIT (1)*	$105.6	$95.4	$133.2	$108.8	$28.4	$6.1
Adjusted EBIT Margin*	3.4 %	2.8 %	2.8%	2.2%	2.4%	0.6%
Adjusted Net Income (1)*	$62.5	$55.8	$82.0	$66.1	$16.8	$7.3
Adjusted EPS (1)*	$1.57	$1.38	$2.01	$1.61	$0.41	$0.18

(1) Excludes one-time charges related to W. Marvin Rush retirement accruals in 2013; a one-time charge related to impairment of the company's aircraft in 2014; and a one-time charge related to restructuring charges and real estate impairment in 2016.

*Non-GAAP financial measure – see Appendix

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Adjusted Return on Invested Capital

$ in thousands	2012	2013	2014	2015	3/31/2015	3/31/2016
Total debt	$984,157	$1,121,897	$1,487,641	$1,586,278	$1,550,528	$1,549,925
Adjustments						
Debt related to lease and rental fleet	($322,913)	($413,066)	($539,426)	($603,894)	($552,223)	($598,619)
Floor plan notes payable	($534,520)	($593,649)	($845,977)	($854,758)	($912,600)	($825,987)
Adjusted total debt*	$126,724	$115,182	$102,238	$127,626	$85,705	$125,319
Cash and cash equivalents	($198,773)	($217,305)	($191,463)	($64,847)	($47,275)	($72,661)
Adjusted net debt*	($72,049)	($102,123)	($89,225)	$62,779	$38,430	$52,658
Shareholders' equity	$607,946	$665,381	$764,339	$844,897	$784,596	$852,198
Adjusted invested capital*	$535,897	$563,258	$675,114	$907,676	$823,026	$904,586
Adjusted return on invested capital (1)*	21.1%	17.4%	21.5%	13.7%	16.5%	9.9%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

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Free Cash Flow

$ in thousands	2012	2013	2014	2015	12 months ended 3/31/2015	12 months ended 3/31/2016
Net cash provided by (used in) operations	$219,336	$173,488	$88,937	$227,250	($547)	$424,629
Acquisition of property/equipment	($170,951)	($191,584)	($260,820)	($367,790)	($290,073)	($339,215)
Free cash flow	$48,385	($18,096)	($171,883)	($140,540)	($290,620)	$85,414
Adjustments:						
Draws (payments) on floor plan financing, net	($20,667)	$46,085	$207,458	$31,568	$233,961	($67,094)
Proceeds from lease/rental debt	$144,639	$161,767	$214,622	$162,497	$191,915	$155,469
Principal payments on lease/rental debt	($68,950)	($90,018)	($112,414)	($138,813)	($119,063)	($151,216)
Debt proceeds related to acquisitions	($51,407)	($23,939)	($43,317)	($5,645)	$0	($5,645)
Non-maintenance capital expenditures	$24,427	$32,644	$63,256	$138,190	$77,993	$126,629
Adjusted free cash flow*	$76,417	$108,443	$157,722	$47,257	$94,186	$143,557

*Non-GAAP financial measure – see Appendix


RUSH
TRUCK CENTERS
SCHOOL BUS
CNG | LNG

RUSH ENTERPRISES

April 26, 2016

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2012	2013	2014	2015	3 months ended 3/31/2015	3 months ended 3/31/2016
Net Income	$62,455	$49,217	$79,957	$66,053	$16,781	$2,395
Adjustments						
Income from discontinued operations						
Restructuring charges, net of tax						$4,903
W. Marvin Rush retirement payment accrual, net of tax		$6,574				
Aircraft impairment charge, net of tax			$2,083			
Adjusted Net Income*	$62,455	$55,791	$82,040	$66,053	$16,781	$7,298
Diluted shares outstanding	39,688	40,506	40,894	41,093	40,985	41,049
Adjusted EPS*	$1.57	$1.38	$2.01	$1.61	$0.41	$0.18

*Non-GAAP financial measure

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Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2012	2013	2014	2015	3 months ended 3/31/2015	3 months ended 3/31/2016
Adjusted Net Income*	$62,455	$55,791	$82,040	$66,053	$16,781	$7,298
Provision for Income Taxes	$38,728	$36,047	$50,586	$41,750	$10,607	$1,547
Interest expense	$13,017	$10,693	$11,198	$13,473	$2,941	$4,239
Depreciation and amortization	$25,016	$29,925	$40,786	$43,859	$9,994	$12,647
Aircraft impairment charge, net of tax			($2,083)			
(Gain) Loss on sales of assets	($176)	($5)	($151)	$544	$672	($10)
EBITDA*	$139,040	$132,451	$182,376	$165,679	$40,995	$25721
Adjustments						
Interest expense associated with floor plan notes payable	($8,449)	($7,089)	($8,432)	($13,054)	($2,620)	($3,322)
Adjusted EBITDA*	$130,591	$125,362	$173,944	$152,625	$38,375	$22,399
Depreciation and amortization	($25,016)	($29,925)	($40,786)	($43,859)	($9,994)	($12,647)
Adjusted EBIT*	$105,575	$95,437	$133,158	$108,776	$28,381	$9,752

*Non-GAAP financial measure

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